                                  EXHIBIT 10.8


                        LEASE FOR THE PROPERTY LOCATED AT
                     19772 MACARTHUR BLVD., IRVINE, CA 92615
                             DATED NOVEMBER 18, 1997

                                  LEASE SUMMARY
       PREPARED FOR NOVAQUEST INFOSYSTEMS, INC., A CALIFORNIA CORPORATION



Date:                       September 9, 1997

Building                    19772 MacArthur Blvd.
                            Irvine, CA 92615

Tenant:                     NovaQuest InfoSystems, Inc. a California corporation

Premises:                   Approximately 5,883 rentable square feet located at
                            19772 MacArthur Blvd., Suite 100, Irvine, CA 92615

Term:                       Thirty six (36) month lease term


Lease Commencement:         January 1, 1998
                            Early occupancy upon completion of Landlords Tenant
                            Improvement.


Security Deposit:           First month's rent in the amount of $7,647.90 and
                            Landlord requires security deposit in the amount of $8,286.20 Total due $15,934.10

Primary Term Rent:          Months      Rate/s.f. Amount
                            01-12                $1.30            $7,647.90
                            13-24                $1.35            $7,942.05
                            25-36                $1.40            $8,236.20

                            - Lease must be renewed with ninety (90) days of expiration otherwise suite will be marketed to prospective tenants as coming available.

Tenant Improvements:        Landlord has agreed to paint suite with building
                            standard paint detail clean suite

Operating Expenses:         1997 Base Year - 5% cap on operation costs

Proportionate Share:        5,883 SF + 24,917 SF = 23.61%

Signage: Suite & Directors signage will be at Tenant's expense See Schedule "H"

Early Occupancy:            Tenant shall be granted early occupancy to premises
                            to complete the tenant improvements to the space.
                            All scheduled tenant improvements above building standard paint shall be at sole cost of the tenant.

                                 OFFER TO LEASE

         The Integrity Fund II

1. The undersigned offeror, having inspected the premises or plans thereto offers to lease the premises as outlined in Schedules "A" and "B" and under the terms and conditions as set forth in the Lease attached hereto and forming a part hereof and initialed by the parties.

2. Cash/Cheque for $8,286.20 payable to The Integrity Fund II pending completion or other termination of this agreement, it is attached hereto to apply as a deposit on Basic Rent and/or as security deposit which will be returned if this Offer is not accepted.

3. The Lease shall be drawn by you in accordance with the attached Lease and shall be executed by both parties forthwith.

4. It is further understood that all representations made by The Integrity Fund II or any of its representatives, are set out in this agreement.

5. This offer shall be irrevocable until September 18, 1997, after which time if not accepted, this Offer shall be null and void.

         DATED this 17th day of November 1997.


         NovaQuest InfoSystems, Inc., a California corporation

         /s/   not legible                                               .
         -----------------------------------------------------------------

         Signature                          Title

                                                                         .
         -----------------------------------------------------------------

         Signature                          Title

(Note:  If a corporation, give title of signing officer and affix seal).

The Integrity Fund II hereby accepts the above Offer.

DATED this 18th day of November 1997.

The Integrity Fund II

         /s/   not legible                                               .
         -----------------------------------------------------------------
         Signature
         Director of operations                                          .
         -----------------------------------------------------------------
         Title

                             INDEX

                                                                   PAGE
1.   LEASED PREMISES.................................................1

2.   TERM

         (a) Term....................................................1

         (b) Delay in Occupancy......................................1

         (c) Overholding   ..........................................2

3.   RENT

         (a)      Basic Rent.........................................2

         (b) Additional Rent.........................................2

                  (i)      Taxes.....................................2

                  (ii)     Operating Costs...........................2

         (c) Payment - Additional Rent...............................2

         (d) Accrual of Rent.........................................3

         (e) Recovery of Rent........................................3

         (f)  Limitations............................................3

4.   SECURITY DEPOSIT................................................3

5.   GENERAL COVENANTS

         (a) Landlord's Covenant.....................................3

         (b) Tenant's Covenant.......................................3

6.   USE AND OCCUPANCY

         (a) Use.....................................................3

         (b) Waste, Nuisance, etc....................................4

         (c) Insurance Risks.........................................4

         (d) Compliance with Law.....................................4

         (e) Environmental Compliance................................4

         (f) Rules and Regulations...................................4


                                      iii




7.   ASSIGNMENT AND SUBLETTING

         (a) No Assignment With Consent..............................4

         (b) Assignment or Subletting Procedures.....................5

         (c) Assumption of Obligations...............................5

         (d) Tenant's Continuing Obligations.........................5

8.   REPAIR AND DAMAGE

         (a) Landlord's Repairs to Building and Property.............5

         (b) Landlord's Repairs to the Leased Premises...............6

         (c) Tenant's Repairs........................................6

         (d) Indemnification.........................................6

         (e) Damage and Destruction..................................6

9.   INSURANCE AND LIABILITY

         (a) Landlord's Insurance....................................7

         (b) Tenant's Insurance......................................7

         (c) Limitation of Landlord's Liability......................8

         (d) Indemnity of Landlord...................................8

         (e) Definition of "Insured Damage"..........................8



10.  EVENTS OF DEFAULT AND REMEDIES

         (a) Events of Default and Remedies..........................9

         (b) Payment of Rent, etc. on Termination....................9

         (c) Tenant to pay on demand................................10


                                      iv




                                    ADDITIONAL PROVISIONS

11.  Relocation of Leased Premises.........................................10

12.  Subordination and Attornment..........................................11

13.  Certificates..........................................................11

14.  Inspection of and Access to the Leased Premises.......................11

15.  Delay.................................................................11

16.  Waiver................................................................12

17.  Sale, Demolition and Renovation.......................................12

18.  Public Taking.........................................................12

19.  Registration of Lease.................................................13

20.  Entire Lease Agreement................................................13

21.  Notices...............................................................13

22.  Interpretation........................................................13

23.  Extent of Lease Obligations...........................................14

24.  Use and Occupancy Prior to Term.......................................14

25.  Schedules.............................................................14


DEFINITIONS OF PRINCIPAL TERMS                            PARAGRAPH      PAGE
Additional Rent...............................................3(b)..........2

Additional Services...........................................3(b)........D-1

Basic Rent....................................................3(a)..........2

Building......................................................1.............1

Fiscal Period.................................................3(c)..........2

Insured Damage................................................9(e)..........9

Landlord....................................................................1

Landlord's Taxes..............................................2(a)........C-1

Leased Premises...............................................1.............1


                                      v



Leasehold Improvements........................................1...........F-1

Landlord's Work...............................................2...........F-1

Operating Costs...............................................5...........D-2

Property......................................................1.............1

Public Taking.................................................18...........14

Rent..........................................................3(d)..........3

Taxes.........................................................2(d)........C-2

Tenant......................................................................1

Tenant's Proportionate Share..................................2(d)........C-2

Tenant's Proportionate Share..................................7...........D-3

Tenant's Taxes................................................2(c)........C-2

Term..........................................................2(a)..........1

THIS AGREEMENT made this 9th day of September, 1997

BETWEEN:         THE INTEGRITY FUND II,
                 a California limited partnership having the offices of its General Partner,
                 COLTON CAPITAL CORPORATION

                 having an office at 2171 Campus Drive, Suite 260

                 in the City of Irvine
                 County of Orange

                 (Hereinafter called the "Landlord"          OF THE FIRST PART,

                 ---and---

                 NOVAQUEST INFOSYSTEMS, INC. A CALIFORNIA CORPORATION

                 having an office at 19772 MacArthur Blvd., 100

                 in the City of Irvine
                 County of Orange

                 (Hereinafter called the "Tenant")           OF THE SECOND PART

In consideration of the rents, covenants and agreements hereinafter contained, the Landlord and Tenant hereby agree as follows:

                               1. LEASED PREMISES

LEASED PREMISES     The Landlord does demise and lease to the Tenant
                    the premises (the "Leased Premises") located in a building
                    (the "Building") having a municipal address of 19772
                    MacArthur Blvd., Suite 100, in the City of Irvine, County of
                    Orange, State of California and known as 19772 MacArthur
                    Blvd. (the Leased Premises), the Building, together with the lands described in Schedule "A" attached and present and future improvements, additions and changes thereto being herein called (the "Property"), the Leased Premises consisting of approximately 5,883 rentable square feet on the first (1st) floor as outlined in red on the plan or plans marked Schedule(s) "B" attached hereto, excluding the exterior surfaces of the exterior walls of the Leased
                    Premises.

                                     2. TERM

TERM (a) TO HAVE AND TO HOLD the Leased Premises for and during the term of thirty six (36) months (the "Term") to be computed from the 1ST DAY OF December, 1997, and to be fully complete and ended on the 30th day of September, 2000 unless otherwise terminated.

DELAY IN
OCCUPANCY           (b) If the Leased Premises or any part thereof are not ready for occupancy on the date of commencement of the Term, no part of the "Rent" (as hereinafter defined) or only a proportionate part thereof, in the event that the Tenant shall occupy a part of the Leased Premises, shall be payable for the period prior to the date when the entire Leased
                    Premises are ready for occupancy and the full Rent shall accrue only after such last mentioned date. The Tenant agrees to accept any such abatement of Rent in full settlement of all claims which the Tenant might otherwise have by reason of the Leased Premises not being ready for occupancy on the date of commencement of the Term, provided that when the Landlord has completed construction of such part of the Leased Premises as it is obliged hereunder to construct, the Tenant shall not be entitled to any abatement of Rent for any delay in occupancy due to the Tenant's failure or delay to provide plans or to complete any special installations or other work required for its purposes or due to any other reason, nor shall the Tenant be entitled to any abatement of Rent for any delay in occupancy if the Landlord has been unable to complete construction of the Leased
                    Premises by reason of such failure or delay by the Tenant.

                    Notwithstanding and delay in occupancy, the expiration date of this Lease shall remain unchanged. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 2. TENANT MAY OCCUPY THE PREMISES PRIOR TO THE COMMENCEMENT DATE UPON COMPLETION OF LANDLORD'S PORTION (BUILDING STANDARD PAINT ONLY) OF IMPROVEMENTS TO THE PREMISES.


OVERHOLDING         (c)   If, at the expiration of the Term or sooner
                    termination hereof, the Tenant shall remain in possession without any further written agreement or in circumstances where a tenancy would thereby be created by implication of law or otherwise, a tenancy from year to year shall not be created by implication of law or otherwise, but the Tenant shall be deemed to be a monthly tenant only, at 150%
                    "Basic Rent" (as hereinafter defined) payable monthly in advance plus "Additional Rent" (as hereinafter defined) and otherwise upon and subject to the same terms and conditions as herein contained, excepting provisions for renewal (if any) and leasehold improvement allowance (if any), contained herein, and nothing, including the acceptance of any Rent by the Landlord, for periods other than monthly periods, shall extend this Lease to the contrary except an agreement in writing between the Landlord and the Tenant and the Tenant hereby authorizes the Landlord to apply any monies received from the Tenant in payment of such monthly Rent. 30 DAY WRITTEN NOTICE
                    MUST BE RECEIVED BY LANDLORD TO TERMINATE THIS LEASE
                    OBLIGATION UNDER THE HOLDOVER PERIOD.

                                     3. RENT

BASIC RENT          (a)   See Schedule "G".

ADDITIONAL RENT     (b)   The Tenant shall, without deduction or right of
                    offset pay to the Landlord yearly and every year during the Term as additional rental (hereinafter called "Additional
                    Rent")

                          (i) the amounts of any Taxes payable by the Tenant to the Landlord pursuant to the provisions of Schedule "C" attached hereto; and

                          (ii) the amounts required to be paid to the Landlord pursuant to the provisions of Schedule "D" attached hereto.

PAYMENT             (c)   Additional Rent shall be paid and adjusted with
                    reference to a fiscal period of twelve (12) calendar months ("Fiscal Period"), which shall be a calendar year unless the Landlord shall from time to time have selected a Fiscal Period which is not a calendar year by written notice to the Tenant. The Landlord shall advise the Tenant in writing of its estimate of the Additional Rent to be payable by the Tenant during the Fiscal Period (or broken portion of the Fiscal Period, as the case may be, if applicable at the commencement or end of the Term or because of a change in Fiscal Period) which commenced upon the commencement date of the Term and for each succeeding Fiscal Period or broken portion thereof which commences during the Term. Such estimate shall, in every case, be a reasonable estimate and, if required by the Tenant, shall be accompanied by reasonable particulars of the manner in which it was calculated. The Additional Rent payable by the Tenant shall be paid in equal monthly installments in advance at the same time as payment of Basic Rent is due hereunder based on the Landlord's estimate as aforesaid. From time to time, the Landlord may re-estimate, or a reasonable basis, the amount of Additional Rent for any Fiscal Period or broken portion thereof, in which case the Landlord shall advise the Tenant in writing of such re-estimate and fix new equal monthly installments for the remaining balance of such Fiscal Period or broken portion thereof. After the end of each such Fiscal Period or broken portion thereof the Landlord shall submit to the Tenant a statement of the actual Additional Rent payable in respect of such Fiscal Period or broken portion thereof and a calculation of the amounts by which the Additional Rent payable by the Tenant exceeds or is less than (as the case may be) the aggregate installments paid by the Tenant on account of Additional Rent for such Fiscal Period.
                    Within thirty (30) days after the submission of such statement either the Tenant shall pay to the Landlord any amount by which the amount found payable by the Tenant with respect to such Fiscal Period or broken portion thereof exceeds the aggregate monthly payments made by it on account thereof during such Fiscal Period or broken portion thereof, or the Landlord shall pay to the Tenant any amount by which the amount found payable as aforesaid is less than the aggregate of such monthly payments.

ACCRUAL OF RENT     (d)   Basic Rent and Additional Rent (herein collectively
                    called "Rent") shall be considered as accruing from day to day, and Rent for an irregular period of less than one year or less than one calendar month shall be apportioned and adjusted by the Landlord for the Fiscal Periods of the Landlord in which the tenancy created hereby commences and expires. Where the calculation of Additional Rent for a period cannot be made until after the termination of this Lease, the obligation of the Tenant to pay Additional Rent shall survive the termination hereof and Additional Rent for such period shall be payable by the Tenant upon demand by the Landlord. If the Term commences or expires on any day other than the first or the last day of a month, Rent for such fraction of a month shall be apportioned and adjusted as aforesaid and paid by the Tenant on the commencement date of the Term.

RECOVERY OF RENT    (e)   Rent and any other amounts required to be paid by
                    the Tenant to the Landlord under this Lease shall be deemed to be and the treated as rent and payable and recoverable as rent, and the Landlord shall have all rights against the Tenant for default in any payment of rent and other amounts as in the case of arrears in rent.

LIMITATIONS         (f)   The information set out in statements, documents or
                    other writings setting out the amount of Additional Rent submitted to the Tenant under or pursuant to this Lease shall be binding on the Tenant and deemed to be accepted by it and shall not be subject to amendment for any reason unless the Tenant gives written notice to the Landlord within sixty (60) days of the Landlord's submission of such statement, document or other writing identifying the statement, document, or writing should not be binding on the Tenant.

                                 4. SECURITY DEPOSIT


SECURITY DEPOSIT    The Landlord shall recognize the tenant's security
                    deposit upon execution of this Lease by the Tenant for the sum of Eight Thousand Two Hundred Eighty Six Dollars and
                    20/100 ($8,286.20) as a deposit on the Landlord to stand as security for the payment by the Tenant of any and all present and future debts and liabilities of the Tenant to the Landlord for the performance by the Tenant of all of its obligations arising under or in connection with this Lease (the "Debts, Liabilities and Obligations"). The
                    Landlord shall not be required to keep the deposit separate from its general funds. In the event of the Landlord disposing of its interest in this Lease, the Landlord shall credit the deposit to its successor and thereupon shall have no liability to the Tenant to repay the security deposits to the Tenant. Subject to the foregoing and to the Tenant not being in default under this Lease, the Landlord shall repay the security deposit to the Tenant without interest at the end of the Term or sooner termination of the Lease provided that all Debts, Liabilities and Obligations of the Tenant to the Landlord are paid and performed in full, failing which the Landlord may on notice to the Tenant elect to retain the security deposit and to apply it in reduction of the Debts, Liabilities and Obligations and the Tenant shall remain fully liable to the Landlord for payment and performance of the remaining Debts, Liabilities and Obligation.


                                 5. GENERAL COVENANTS

LANDLORD'S
COVENANT            (a)   The Landlord covenants with the Tenant:
                          (i)   for quiet enjoyment; and

                          (ii) to observe and perform all the covenants and obligations of the Landlord herein.

TENANT'S
COVENANT            (a)   The Tenant covenants with the Landlord:
                          (i)   to pay Rent; and
                          (ii)  to observe and perform all the covenants and
\                               obligations of the Tenant herein.

                              6. USE AND OCCUPANCY

USE                 The Tenant covenants with the Landlord:

                    (a) not to use the Leased Premises for any purpose other than an office for the conduct of the Tenant's business which is general office use, AND COMPUTER TRAINING CLASSES.

WASTE,
NUISANCE, ETC.      (b)   not to commit, or permit, any waste, injury or
                    damage to the Property including the Leasehold Improvements and any trade fixture therein, any loading of the floors thereof in excess of the maximum degree of loading as determined by the Landlord acting reasonably, any nuisance therein or any use or manner of use causing annoyance to the other tenants and occupants of the Property or to the Landlord;

INSURANCE RISKS     (c)   not to do, omit or permit to be done or omitted to
                    be done upon the Property anything which would cause to be increased the Landlord's cost of insurance or the costs of insurance of another tenant of the Property against perils as to which the Landlord or such other tenant has insured or which shall cause any policy of insurance on the Property to be subject to cancellation;

COMPLIANCE
WITH LAW            (d)   to comply at its own expense with all governmental
                    laws, regulations and requirements pertaining to the occupation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by or on behalf of the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein;

ENVIRONMENTAL
COMPLIANCE          (e)   (i)   to conduct and maintain its business and
                          operations at the Leased Premises so as to comply in all respects with common law and with all present and future applicable federal, provincial/state, local municipal, governmental or quasi-governmental laws, by-laws, rules, regulations, licenses, orders, guidelines, directives, permits, decisions or requirements, concerning occupational or public health and safety or the environment and any order, injunction, judgement, declaration, notice or demand issued thereunder, ("Environmental Laws").

                          (ii) not to permit or suffer any substance which is hazardous or is prohibited, restricted, regulated or controlled under any Environmental Law to be present at, on or in the Leased Premises, unless it has received the prior written consent of the Landlord which consent may be arbitrarily withheld.

RULES &
REGULATIONS         (f)   to observe and perform, and to cause its employees,
                    invitees and others over Tenant can be reasonably expected to exercise control to observe and perform, the Rules and Regulations contained in Schedule "E" hereto, and such further and other reasonable rules and regulations and amendments and additions therein as may hereafter be made by the Landlord and notified in writing to the Tenant, except that no change or addition may be made that is inconsistent with this Lease unless as may be required by governmental regulation or unless the Tenant consents thereto. The imposition of such Rules and Regulations shall not create or imply any obligation of the Landlord to enforce them or create any liability of the Landlord for their non-enforcement or otherwise.

                          7. ASSIGNMENT AND SUBLETTING

NO ASSIGNMENT
OR SUBLETTING       (a)   The Tenant covenants that it will not assign this
                    Lease or sublet the Leased Premises in whole or in part without the prior written consent of the Landlord, which consent the Landlord covenants not to withhold unreasonably (i) and to any assignee or sublessee who is in a satisfactory financial condition, agrees to use the Leased Premises for those purposes permitted hereunder, and is otherwise satisfactory to the Landlord, and
                    (ii) as to any portion of the Leased Premises which, in the Landlord's sole judgement, is a proper and rational division of the Leased Premises, subject to the Landlord's right of termination arising under this paragraph. Without limitation, the Tenant shall, for the purpose of this paragraph, be considered to assign or sublet in any case where it permits the Leased Premises or any portion thereof to be, or the Leased Premises or any portion thereof are, occupied by persons other than the Tenant, its employees and others engaged in carrying on the business of the Tenant, whether pursuant to assignment, subletting, license or other right, or where any of the foregoing occurs by operation of law.

ASSIGNMENT OR
SUBLETTING
PROCEDURES          (b)   The Tenant shall not assign this Lease or sublet the
                    whole or any part of the Leased Premises unless:

                          (i) it shall have received or procured a bona fide written offer to take an assignment or sublease which is consistent with this Lease, and the acceptance of which would not breach any provisions of this Lease if this paragraph is complied with and which the Tenant has determined to accept subject to this paragraph complied with, and

                          (ii) it shall have first requested and obtained the consent in writing of the Landlord thereto.

                    Any request for consent shall be in writing and accompanied by a copy of the offer certified by the Tenant to be true and complete, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, financial standing and business of the proposed assignee or subtenant. If such consent shall be given the Tenant shall assign or sublet, as the case may be, only upon the terms set out in the offer submitted to the Landlord as aforesaid and not otherwise.


ASSUMPTION
OBLIGATIONS         (c)   No assignment or subletting of this Lease shall be
                    effective unless the assignee or sublessee shall execute an assumption agreement on the Landlord's form, assuming all
                    the obligations of the Tenant hereunder, and shall pay to
                    the Landlord its reasonable fee for processing the
                    assignment or subletting.
TENANT'S
CONTINUING
OBLIGATIONS         (d)   The Tenant agrees that any consent to an assignment
                    or subletting of this Lease or Leased Premises, shall not thereby release the Tenant of its obligations hereunder.

                              8. REPAIR AND DAMAGE

LANDLORD'S REPAIRS
TO BUILDING &
PROPERTY

                    (a) The Landlord covenants with the Tenant to keep in a good and reasonable state of repair and decoration:

                             (i) those portions of the Property consisting of the entrance, lobbies, stairways, corridors, landscaped areas, parking areas, and other facilities from time to time provided for use in common by the Tenant and other tenants of the Building or Property, and the exterior portions (including foundations and roofs) of all buildings and structures from time to time forming part of the property and affecting its general appearance;

                             (ii) the Building (other than the Leased Premises and premises of other tenants) including the systems for interior climate control, the elevators and escalators (if any), entrances, lobbies, stairways corridors and washrooms from time to time provided for use in common by the Tenant and other tenants of the Building or Property and the systems provided for use in common by the Tenant and other tenants of the Building or Property and the systems as provided for bringing utilities to the Leased Premises.

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                    (b) The Landlord covenants with the Tenant to repair, so far as reasonably feasible, and as expeditiously as reasonably feasible, defects in standard demising walls or in structural elements, exterior walls of the Building, suspended ceiling, electrical and mechanical installation standard to the building installed by the Landlord in the Leased Premises (if and to the extent that such defects are sufficient to impair the Tenant's use of the Leased Premises while using them in a manner consistent with this Lease) and "Insured Damage" (as herein defined). The Landlord shall in no event be required to make repairs to Leasehold Improvements made by the Tenant, or by the Landlord on behalf of the Tenant or another tenant or to make repairs to wear and tear within the Leased Premises.

TENANT'S REPAIRS

                    (c) The Tenant covenants with the Landlord to repair, maintain and keep at the Tenant's own costs, except insofar as the obligation to repair rests upon the Landlord pursuant to this paragraph, the Leased Premises, including Leasehold Improvements in good and substantial repair, reasonable wear and tear excepted, provided that this obligation shall not extend to structural elements or to exterior glass or to repairs which the Landlord would be required to make under this paragraph but for the exclusion therefrom of defects not sufficient to impair the Tenant's use of the Leased Premises while using them in a manner consistent with the Lease. The Landlord may enter the Leased Premises at all reasonable time WITH 48 HOURS WRITTEN NOTICE (EXCEPT IN CASE OF EMERGENCY, AND IN THAT EVENT WITH OR WITHOUT WRITTEN OR ORAL NOTICE AS REASONABLY POSSIBLE GIVEN THE CIRCUMSTANCE,) and view the condition thereof and the Tenant covenants with the landlord to repair, maintain and keep the Leased Premises in good and substantial repair according to notice in writing, reasonable wear and tear excepted. If the Tenant shall fail to repair as aforesaid after reasonable notice to do so, the Landlord may effect the repairs and the Tenant shall pay the reasonable cost thereof to the Landlord on demand. The Tenant covenants with the Landlord that the Tenant will at the expiration of the Term or sooner termination thereof peaceably surrender the Leased Premises and appurtenances in good and substantial repair and condition, reasonable wear and tear excepted.

INDEMNIFICATION     (d) If any part of the Property becomes out of repair,
                    damaged or destroyed through the negligence of, or misuse by, the Tenant or its employees, agents, invitees or others under its control, the Tenant shall pay the Landlord on demand the expense of repairs or replacements, including the Landlord's reasonable administration charge thereof, necessitated by such negligence or misuse. THIS SECTION
                    SHALL NOT APPLY IN THE EVENT DAMAGE WAS CAUSED BY NEGLIGENCE
                    OF LANDLORD OR ITS AGENTS, EMPLOYEES, INVITEES, OR OTHER
                    UNDER LANDLORD'S CONTROL.


DAMAGE &
DESTRUCTION

                    (e) it is agreed between the Landlord and the Tenant that:
                    (i) In the event of damage to the Property or to any part thereof, if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of FIVE (5) days, OR IF LANDLORD CANNOT REASONABLY MAKE THE PREMISES AVAILABLE FOR SAID USE AND OCCUPANCY BY TENANT WITHIN FIVE
                    (5) DAYS, then TEN (10) DAYS, IF AND ONLY IF, LANDLORD COMMENCES ANY NECESSARY REPAIRS WITHIN FIVE (5) DAYS,

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                    (ii) unless the damage was caused by the fault or negligence of the Tenant or its employees, agents, invitees or others under its control, from the date of occurrence of the damage and until the Leased Premises are again reasonably capable for use and occupancy as aforesaid, the Rent payable pursuant to this Lease shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided in sub-paragraphs (1), (b) and (c) of this paragraph) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of Rent to which the Tenant would otherwise be entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to have been completed with reasonable diligence, and

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                    (iii) if the Leased Premises are substantially damaged or destroyed by any cause and if in the reasonable opinion of the Landlord given in writing within thirty (30) days of the occurrence the damage cannot reasonably be repaired with NINETY (90) DAYS after the occurrence thereof, then the Lease shall terminate, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in subparagraphs (a), (b) and (c) of this paragraph, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition and Rent shall be apportioned and paid to the date of the occurrence; and



                    (iv) if premises, whether of the Tenant, or other tenants of the Property comprising in the aggregate half or more of the total number of square feet of rentable office area in the Property on half or more of the total number of square feet of rentable office area in the Building (as determined by the Landlord) or portions of the Property which affect access of services essential thereto, are substantially damaged or destroyed by any cause and if in the reasonable opinion of the Landlord the damage cannot reasonably be repaired with NINETY (90) DAYS after the occurrence thereof, then the Landlord may, by written notice to the Tenant given within thirty (30) days after the occurrence of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in subparagraphs (a), (b) and (c) of this paragraph, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within sixty (60) days after delivery of such notice of termination, and Rent shall be apportioned and paid to the date upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under subparagraph (e)
                    (i) of this paragraph).



                           9. INSURANCE AND LIABILITY

LANDLORD'S
INSURANCE           (a) The Landlord shall take out and keep in force during the
                    Term insurance with respect to the Property except for the "Leasehold Improvements" (as hereinafter defined) in the Leased Premises. The insurance to be maintained by the Landlord shall be in respect of perils and to amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonable prudent buyers of properties similar to the Property, all as from time to time determined at reasonable intervals by insurance advisors selected by the Landlord, and whose opinion shall be conclusive. Unless and until the insurance advisors shall state that any such perils are not customarily insured against by owners of properties similar to the Property, the periods to be insured against by the Landlord shall include, without limitation, public liability, boilers and machinery, fire and extended perils and may include, at the option of the Landlord, losses suffered by the Landlord in its capacity as Landlord through business interruption. The insurance to be maintained by the

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                    Landlord shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim over which the insurer might otherwise be entitled against the Tenant or the agents or employees of the Tenant, IF AVAILABLE ON COMMERCIALLY REASONABLE TERMS.

TENANT'S INSURANCE  (b) The Tenant shall take out and keep in force during the
                    Term:


                    (i) comprehensive general public liability insurance all on an occurrence basis with respect to the business carried on in or from the Leased Premises and the Tenant's use and occupancy of the Leased Premises and of any other part of the Property, WHICH PROVISIONS SHALL NOT REQUIRE ADDITIONAL COVERAGE BEYOND THE STANDARD COMMERCIAL TENANT POLICY, with coverage for any one occurrence or claim of not less than One Million Dollars ($1,000,000) or such other amount as the Landlord may reasonably require upon not less than one (1) month notice at any time during the Term, which insurance shall include the Landlord as a named insured


                    (ii) insurance in respect of fire and such other perils as are from time to time in the usual extended coverage endorsement covering the Leasehold Improvements, trade fixtures, and the furniture and equipment in the Leased Premises for not less than 80% of the full replacement cost thereof, and which insurance shall include the Landlord as named insured as the Landlord's interest may appear;

                    (iii) insurance against such other perils and in such amounts as the Landlord may from time to time reasonably require upon not less than ninety (90) days written notice, such requirement to be made on the basis that the required insurance is customary at the time for prudent tenants of properties similar to the Property.

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                    All insurance required to be maintained by the Tenant shall be on terms and with insurers satisfactory to the Landlord. Each policy shall contain a waiver by the insurer of any rights, IF AVAILABLE ON COMMERCIALLY REASONABLE TERMS, of subrogation or indemnity or any other claim over to which the insurer might otherwise be entitled against the Landlord or the agents or employees of the Landlord, and shall also contain an undertaking by the insurer that no material change adverse to the Landlord or the Tenant will be made, and the policy will not lapse to be canceled, except after not less than thirty (30) days' written notice to the Landlord of the intended change, lapse or cancellation. The Tenant shall furnish to the Landlord, if and whenever requested by it, certificates or other evidence acceptable to the Landlord as to the insurance from time to time effected by the Tenant and if renewal or continuation in force, together with evidence as to the method of determination of full replacement cost of the Tenant's Leasehold Improvements, trade fixtures, furniture and equipment, and if the Landlord reasonably concludes that the full replacement cost has been underestimated, the Tenant shall forthwith arrange for any consequent increase in coverage required under subparagraph (b). If the Tenant shall fail to take out, renew and keep in force such insurance, or if the evidences submitted to the Landlord are unacceptable to the Landlord (or not such evidences are submitted within a reasonable period after request therefor by the Landlord), then the Landlord may give to the Tenant written notice requiring compliance with this subparagraph and specifying the respects in which the Tenant is not then in compliance with this subparagraph. If the Tenant does not within forty-eight (48) hours provide appropriate evidence of compliance with this subparagraph, the Landlord may (but shall not be obligated to) obtain some or all of the additional coverage or other insurance which the Tenant shall have failed to obtain, without prejudice to any other rights of the Landlord under this Lease or otherwise, and the Tenant shall pay all premiums and other reasonable expenses incurred by the Landlord to the Landlord on demand.

LIMITATION OF
LANDLORD'S
LIABILITY           (c) The Tenant agrees that the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to, the Tenant or its employees, invitees or licensees or any other person in, on or about the Property unless resulting from the actual willful misconduct or gross negligence of the Landlord or its own employees.

INDEMNITY OF
LANDLORD (d) Except with respect to claims or liabilities in respect of any damage which is Insured Damage to the extent of the cost of repairing such Insured Damage, the Tenant agrees to indemnify and save harmless the Landlord in respect of:

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                             (i) all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work or any act or omission of the Tenant or any assignee, subtenant, agent employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto; and

                             (ii) any loss, cost, (including, without limitation, lawyers' fees and disbursements), expense or damage suffered by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease. THIS SECTION SHALL NOT APPLY IN THE EVENT DAMAGE WAS CAUSED BY NEGLIGENCE OF LANDLORD OR ITS AGENTS, EMPLOYEES, INVITEES OR OTHERS UNDER LANDLORD'S CONTROL.

DEFINITION OF
"INSURED DAMAGE"    (e) for purpose of this Lease, "Insured Damage" means that part of any damage occurring to the Property of which the entire cost of repair (or the entire cost of repair other than a deductible amount properly collectable by the Landlord as part of the Additional Rent) is actually recovered by the Landlord under a policy or policies of insurance from time to time effected by the Landlord pursuant to subparagraph (a). Where an applicable policy of insurance contains an exclusion for damages recoverable from a third party, claims as to which the exclusion applies shall be considered to constitute Insured Damage only if the Landlord successfully recovers from the third party.


                                     16
Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                       10. EVENTS OF DEFAULT AND REMEDIES

EVENTS OF
DEFAULT &
REMEDIES            (a)      In the event of the happening of any one of the
                             following events:

                             (i) the Tenant shall have failed to pay an installment of Basic Rent or of Additional Rent or any other amount payable hereunder when due, and such failure shall be continuing for a period of more than ten (10) days after the date such installment or amount was due;

                             (ii) there shall be a default of or with any condition, covenant, agreement or other obligation on the party of the Tenant to be kept, observed or performed hereunder (other than a condition, covenant, agreement or other obligation to pay Basic Rent, Additional Rent or any other amount of money) and such default shall be continuing for a period of more than fifteen (15) days after written notice by the Landlord to the Tenant specifying the default and requiring that it discontinue UNLESS TENANT HAS TAKEN ALL COMMERCIALLY REASONABLE STEPS TO REMEDY DEFAULT.

                             (iii) if any policy of insurance upon the Property or any part thereof from time to time effected by the Landlord shall be canceled or about to be canceled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, subtenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation as shall enable the landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance,

                             (iv) the Leased Premises shall, without the prior written consent of the Landlord, be used by any other persons than the Tenant or its permitted assigns or subtenants or for any purpose other than that for which they were leased or occupied or by any persons whose occupancy is prohibited by this Lease,

                             (v) the Leased Premises shall be vacated or abandoned, or remain unoccupied without the prior written consent of the Landlord for fifteen (15) consecutive days or more while capable of being occupied,

                             (vi) DURING the balance of the Term of this Lease the goods and chattels of the Tenant MATERIAL AND NECESSARY TO THE OPERATION OF TENANT'S BUSINESS located in Leased Premises, shall at anytime be seized in execution of attachment, or

                             (vii) the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent


                                     17
Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant
                             debtors or, if a corporation shall take any steps or suffer any order to be made for its winding up or other termination of its corporate existence; or a trustee, receiver or receiver-manager or agent or other like person shall be appointed of any of the assets of the Tenant.

                    (b) The Landlord shall have the following rights and remedies all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to the Landlord by statute or otherwise:

                             (i) to remedy or attempt to remedy and default of the Tenant, and in doing so to make any payments due or alleged to be due by the Tenant to third parties and to enter upon the Leased Premises to do any work or other thing therein, and in such event all reasonable expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord on demand;

                             (ii) with respect to unpaid overdue rent, to the payment by the Tenant of the Rent and of interest (which said interest shall be deemed included herein in the term "Rent") thereon at a rate equal to ten percent (10%) of the total unpaid amount each month until paid in full;


                                     18
Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                   (THE REMAINDER OF THIS SECTION IS MISSING)


                                     19
Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                         12. SUBORDINATION & ATTORNMENT

This Lease and all rights of the Tenant hereunder are subject and subordinate to all underlying leases and charges, or mortgages now or hereafter existing (including charges, and mortgages by way of debenture, note, bond, deeds of trust and mortgage and all instruments supplemental thereto) which may now or hereafter affect the Property or any party thereof and to all renewal, modifications, considerations, replacements and extensions thereof provided the lessor, chargee, mortgagee, or trustee agrees to accept this Lease if not in default; and in recognition of the foregoing the Tenant agrees that it will, whenever requested, attorn to such lessor, chargee, mortgagee as a tenant upon all the terms of this Lease. The Tenant agrees to execute promptly whenever requested by the Landlord or by the holder of any such lease, charge, or mortgage an instrument of subordination or attornment, as the case may be as may be required of it. LANDLORD SHALL AGREE TO GIVE TENANT A NON-DISTURBANCE AGREEMENT WITHIN REASONABLE TIME AND IN NO EVENT MORE THAN 30 DAYS FROM THE DATE OF EXECUTION OF THIS AGREEMENT.

                                13. CERTIFICATES


The Tenant agrees that it shall promptly whenever requested by the Landlord FOR THE BENEFIT OF LANDLORD'S LENDER OR THIRD PARTY PURCHASER from time to time execute and deliver to the Landlord, IF REQUIRED BY LENDER OR THIRD PARTY PURCHASER, an acknowledgement in writing as to the ten status of this Lease, including SUCH ITEMS AS ARE INCLUDED IN THE REQUEST, FROM THE LENDER OR THIRD PARTY PURCHASER, as to whether LEASE is in full force and effect, is modified or unmodified, confirming the Basic Rent and Additional Rent payable hereunder and the state of accounts between Landlord and the Tenant, the existence or nonexistence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request an acknowledgement.


                 14. INSPECTION OF AND ACCESS TO LEASED PREMISES

The Landlord shall be permitted at any time, and from time to time, to enter and to have its authorized agents, employees and contractors enter the Leased Premises for the purposes of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Property, or to have access to utilities and services (including all ducts and access panels (if any), which the Tenant agrees not to obstruct) and the Tenant shall provide free and unhampered access for the purpose, and shall not be entitled to compensation for any inconvenience, nuisance or discomfort caused thereby. The Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises for the purpose of exhibiting them to

                                 20

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant
prospective tenants, IN THE EVENT OF DEFAULT AND FAILURE TO CURE SAME, UNDER THE LEASE OR WITHIN NINETY (90) DAYS OF THE EXPIRATION OF THE LEASE TERM. The Landlord in exercising its rights under this paragraph shall do so to the extent reasonably necessary so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises provided that in an emergency the Landlord or persons authorized by it may enter the Leased Premises without regard to minimizing interference.

                                    15. DELAY

Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord or the Tenant shall be prevent, delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of monies required to be paid by the Tenant to the Landlord hereunder) by reason of:

                    (a)      strikes or work stoppages;

                    (b) being unable to obtain any material, service, utility or labor required to fulfill such obligation;


                                 21

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                    (c) any statute, law or regulation of, or inability to obtain any permission from any government authority having lawful jurisdiction preventing, delaying or restricting such fulfillment;

                    (d) other unavoidable occurrence;


                    (e) the time for fulfillment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfillment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby OCCASIONED provided that nevertheless the Landlord will use its best efforts to maintain services essential to the use and enjoyment of the Leased Premises and provided further that if the Landlord shall be prevented, delayed or restricted in the fulfillment of any such lease of any such obligation hereunder by reason of any of the circumstances set out in subparagraph (c) of this paragraph 15 and to fulfill such obligation could not, in the reasonable opinion of the Landlord, be completed without substantial additions to or renovations or the Property, the Landlord OR TENANT may on sixty (60) days' written notice to the OTHER PARTY terminate this Lease.


                                   16. WAIVER

If either the Landlord or the Tenant shall overlook, excuse, condone or suffer any default, breach, nonobservance, improper compliance or noncompliance by the other of any obligation hereunder, this shall not operate as a waiver of such obligation in respect of any continuing or subsequent default, breach, or nonobservance, and no such waiver shall be implied but shall only be effective if expressed in writing.

                       17. SALE, DEMOLITION AND RENOVATION

                    (a) The term "Landlord" as used in this Lease, means only the owner for the time being of the Property, so that in the event of any sale or sales or transfer or transfers of the Property, or the making of any lease or leases thereof, or the sale or sales or the transfer or transfers or the assignment or assignments of any such lease or leases, previous landlords shall be and hereby are relieved of all covenants and obligations of Landlord hereunder. It shall be deemed and construed without further agreement between the parties, or their successors in interest, or between the parties and the transferee or acquirer, at any such sale, transfer or assignment, or lessee on the making of any such lease, that the transferee, acquirer or lessee has assumed and agreed to carry out any and all of the covenants and obligations of Landlord hereunder to Landlord's exoneration, and Tenant shall thereafter be bound to and shall attorn to such transferee, acquirer or lessee, as the case may be as Landlord under this Lease;

                    (b) Notwithstanding anything contained in this Lease to the contrary, in the event the Landlord intends to demolish or to renovate substantially all of the Building, then the Landlord, upon giving the Tenant one hundred and eighty
                    (180) days' written notice, shall have the right to terminate this Lease and this Lease shall thereupon expire on the expiration of one hundred and eighty (180) days from the date of the giving of such notice without compensation of any kind

                                       22

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant
                    to the Tenant. IF TENANT CHOOSES TO MOVE TO ANOTHER OF LANDLORD'S BUILDINGS, LANDLORD SHALL PAY FOR SAID MOVE, AND CONTINUE THIS AGREEMENT IN FULL FORCE AND EFFECT TO THE FULLEST EXTENT POSSIBLE, BUT IF TENANT CHOOSES TO
                    MOVE TO A BUILDING NOT UNDER THE CONTROL OF LANDLORD,
                    THEN TENANT SHALL PAY ITS OWN MOVING EXPENSES.

                                18. PUBLIC TAKING


The Landlord and Tenant shall cooperate, each with the other, in respect of any Public Taking of the Leased Premises or any part thereof so that the Tenant may receive the maximum award to which it is entitled in law for relocation costs and business interruption and so that the Landlord AND TENANT MAY RECEIVE THEIR PROPORTIONATE SHARE OF ANY AWARD for all other compensation arising from or relating to such Public Taking. If the whole or any part of the Leased Premises is Publicly Taken, as between the parties hereto, their respective rights and obligations under this Lease shall continue until the day on which the Public Taking authority takes possession therefore. If the whole or any part of the Leased Premises is Publicly Taken, Landlord OR TENANT shall have the option, to be exercised on written notice to the OTHER PARTY to terminate this Lease and such termination shall be effective on the day the Public Taking authority takes possession of the whole or the portion of the Property Publicly Taken. Rent and all other payments shall be adjusted as of the date of such termination and the Tenant shall, on the date of such Public taking, vacate the Leased Premises and surrender the same to the Landlord, with the Landlord having the right to re-enter and repossess the Leased Premises discharged of this Lease and to remove all persons therefrom. In this paragraph the words "Public Taking" shall include expropriation and condemnation and shall include a sale by the Landlord to any authority with powers of expropriation, condemnation or taking, in lieu of or under threat of expropriation or taking and "Publicly Taken" shall have a corresponding meaning.


                                      23

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                   (THE REMAINDER OF THIS SECTION IS MISSING)






                                      24

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                                  25. SCHEDULES

The provisions of the following Schedules attached hereto shall form part of this Lease as if the same were embodied herein:

                    Schedule "A" - Legal Description of Lands
                    Schedule "B" - Outline of Leased Premises
                    Schedule "C" - Taxes payable by Landlord and Tenant Schedule "D" - Services and Costs
                    Schedule "E" - Rules and Regulations
                    Schedule "F" - Leasehold Improvements
                    Schedule "G" - Basic Rent


IN WITNESS WHEREOF the parties hereto have executed this Agreement.



Landlord:                                Tenant:

THE INTEGRITY FUND II                    NOVAQUEST INFOSYSTEMS, INC., a California corporation



By Signature:  /s/ not legible           By  Signature: /s/ not legible
              -----------------------                  ----------------------------------

Title:   Director of Operations          Title:        Executive Vice President
       ------------------------------             ---------------------------------------


                                      25

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                             SCHEDULE "A"

                    (Legal Description of Property)

PARCEL A:

THAT PORTION OF BLOCK 50 OF IRVINE'S SUBDIVISION, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP RECORDED IN BOOK 1, PAGE 88 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL NO. 5 AS SHOWN ON A MAP FILED IN BOOK 107, PAGES 10 AND 11 OF PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA.






                                 A-1

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                             SCHEDULE "B"

             (Plan of Leased Premises outlined in red)





                                 B-1

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                                  SCHEDULE "C"



                            (THIS SECTION IS MISSING)








                                 C-1

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                    (c)      "Tenant Taxes" shall mean the aggregate of:

                             (i) all Taxes (whether imposed upon the Landlord or the Tenant) attributable to the personal property, trade fixtures, business, income, occupancy, or sales of the Tenant or any other occupant of the Leased Premises, and to any Leasehold Improvements or fixtures installed by or on behalf of the Tenant within the Leased Premises, and to the use by the Tenant of any of the Property; and

                             (ii) the amount by which Taxes (whether imposed upon the Landlord or the Tenant) are increased above the Taxes which would have otherwise been payable as a result of the Leased Premises or the Tenant or any other occupant of the Leased Premises being taxes or assessed in support of separate schools.

(d) "Tenant's Proportionate Share" shall mean 23.61% subject to adjustment as determined solely by the Landlord and notified to the Tenant in writing for physical increases or decreases in the total rentable area of the Property provided that total rentable area of the Property and the rentable area of the Leased Premises shall exclude areas designated (whether or not rented) for parking and for storage.

                    (e) "Base Year" as used in this schedule shall mean calendar year 1997. INCREASES SHALL NOT EXCEED FIVE PERCENT (5%) PER YEAR.





                                 C-2

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                           SCHEDULE "D"

                       (Services and Costs)

1.       The Landlord covenants with the Tenant:

INTERIOR  CLIMATE
CONTROL

                    (a) To maintain in the Leased Premises conditions of reasonable temperature and comfort in accordance with good standards applicable to normal occupancy of premises for office purposes subject to governmental regulations during hours to be determined by the Landlord (but to be at least the hours from 8:00 a.m. to 6:00 p.m. from Monday to Friday inclusive with the exception of holidays, Saturdays and Sundays), such conditions to be maintained by means of a system for heating and cooling, filtering and circulating air; the Landlord shall have no responsibility for any inadequacy of performance of the said system if the occupancy of the Leased Premises or the electrical power or other energy consumed on the Leased Premises for all purposes exceeds reasonable amounts as determined by the Landlord or the Tenant installs partitions or other installations in locations which interfere with the proper operations of the system of interior climate control or if the window covering on exterior windows is not kept fully closed; AFTER HOURS HVAC IS BILLED SEPARATELY TO TENANT AT A RATE OF $25.00/HOUR.

JANITOR SERVICE (b) To provide janitor and cleaning services 5 DAYS A WEEK (TRASH, VACUUM, AND LIGHT DUSTING) to the Leased Premises and to common areas of the Building consisting of reasonable services in accordance with the standards of similar office buildings;

ELEVATORS,
LOBBIES, ETC.       (c) To keep available the following facilities for use by
                    the Tenant and its employees and its employees and invitees in common with other persons entitled thereto:

                             (i) passengers and freight elevator service to each floor upon which the Leased Premises are located provided such service is installed in the Building and provided that the Landlord may prescribe the hours during which and the procedures under which freight elevator service shall be available and may limit the number of elevators providing service outside normal business hours;

                             (ii) common entrances, lobbies, stairways and corridors giving access to the Building and the Leased Premises, including such other areas from time to time which may be provided by the Landlord for common use and enjoyment within the Property;

                             (iii) the washrooms as the Landlord may assign from time to time which are standard to the Building, provided that the Landlord and the Tenant acknowledges that where an entire floor is leased to the Tenant or some other tenant the Tenant or such other tenant, as the case may be, may exclude others from the washroom thereon.

                                      D-1

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

ELECTRICITY         (a) The Landlord covenants with the Tenant to furnish
                    electricity to the Leased Premises (except Leased Premises which have separate meters) for normal office use for lighting and for office equipment capable of operating from the circuits available to the Leased Premises and standard to the Building.

                    (b) The amount of electricity consumed on the Leased Premises in excess of electricity required by the Tenant for normal office use shall be as determined by the Landlord acting reasonable or by a metering device installed by the Tenant at the Tenant's expense. The Tenant shall pay the Landlord for any such excess electricity on demand. Landlord hereby acknowledges and agrees that "normal office use" shall be defined to include tenant's use of up to an including 65 computers on and within the leased premises subject to monthly review of electrical use.

                    (c) The Tenant covenants to pay to the Landlord the Tenant's Proportionate Share of all electricity consumed on the Property (except the amounts recovered from and paid by tenants separately metered).

                    (d) In calculating electricity costs for any Fiscal Period, if less than one hundred percent (100%) of Building is occupied by tenants, then the amount of such electricity costs shall be deemed for the purpose of this Schedule to be increased to an amount equal to the like electricity costs which normally would be expected by the Landlord to have been incurred had such occupancy been one hundred percent (100%) during such entire period.



                                      D-2

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                               (MISSING NEXT PAGE)






                                      D-3

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                             (viii)   cost of providing security;

                             (ix) cost of providing janitorial services, window cleaning, garbage and snow removal and pest control;




                             (xi)     cost of decoration of common area;

                             (xii)    cost of landscaping;

                             (xiii) cost of maintenance and operation of the parking areas;




                             (xv) cost of replacements, additions and modifications unless otherwise included under paragraph 6, and cost of repair;

                    (c) In this Lease there shall be excluded from Operating Costs the following:

                             (i)   interest of debt and capital retirement
                             of debt;

                             (ii) such of the Operating Costs as are recovered from insurance proceeds; and

                             (iii) costs as determined by the Landlord of acquiring tenants for the Property.

                             (iv)  leasing costs, fees and commissions

                             (v) legal fees and costs including costs of litigating with other tenants

                             (vi)  limit administrative costs to costs
                             associated with this building, only.

6. The Tenant covenants to pay to the Landlord the Tenant's Proportionate Share of the costs in respect of each Major Expenditure (as hereinafter defined) as amortized over the period of the Landlord's reasonable estimate of the economic life of the Major Expenditure, but not to exceed fifteen (15) years, using equal monthly installments of principal and interest at ten percent (10%) per annum compounded semiannually. For the purposes hereof, "Major Expenditure" shall mean any expenditure incurred after the date of substantial completion of the Building for replacement of machinery, equipment, building elements, systems or facilities forming a part of or used in connection with the Property or for modifications, upgrades or additions to the Property or facilities used in connection therewith, provided that, in each case, such expenditures is more than ten percent (10%) of the total Operating Costs of the immediately preceding Fiscal Period. THE PROVISIONS OF THIS PARAGRAPH PERTAIN TO NON-VOLUNTARY UPGRADES AND/OR IMPROVEMENTS.

7. In calculating Operating Costs for any Fiscal Period including the Base Year, if less than one hundred percent (100%) of Building is occupied by tenants, then the amount of such Operating Costs shall be deemed for the


                                     D-4

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant
purposes of this Schedule to be increased to an amount equal to the like Operating Costs which normally would be expected by the Landlord to have been incurred had such occupancy been one hundred percent (100%) during such entire period.

8.       In this Lease:

                    (i) "Tenant's Proportionate Share" shall mean 23.61% subject to adjustment as determined solely by the Landlord and notified to the Tenant in writing for physical increases or decreases in the total rentable area of the Property provided that total rentable area of the Property and the rentable area of the Leased Premises shall exclude areas designated (whether or not rented) for parking and for storage.

                    (ii) "Base Year" shall mean the calendar year 1997. INCREASES SHALL NOT EXCEED FIVE PERCENT (5%) PER YEAR.





                                       D-5

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                              SCHEDULE "E"

                         (Rules and Regulations)

1. The sidewalks, entry passages, elevators (if installed in the Building) and common stairways shall not be obstructed by the Tenant or used for any other purpose than for ingress and egress to and from the Leased Premises. The Tenant will not place or allow to be placed in the Building corridors or public stairways any waste paper, dust, garbage, refuse or anything whatever.

2. The washroom plumbing fixtures and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweeping, rubbish, rags, ashes or other substances shall be thrown therein. The expense of any damage resulting by misuse by the Tenant shall be borne by the Tenant.

3. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during normal business hours.

4. No birds or animals shall be kept in or about the Property nor shall the Tenant operate or permit to be operated any musical or sound-producing instruments or devise or make or permit any improper noise inside or outside the Leased Premises which may be heard outside such Leased Premises.

5. No one shall use the Leased Premises for residential purposes, or for the storage of personal effects or articles other than those required for business purposes.


6. All persons entering and leaving the Building at any time other than during normal business hours shall register in the books which may be kept by the landlord at or near the night entrance and the Landlord will have the right to prevent any person from entering or leaving the Building or the Property unless provided with a key to the premises to which such person seeks entrance and a pass in a form to be approved by the Landlord. Any persons found in the Building at such times without such keys and passes will be subject to surveillance BY employees and agents of the Landlord.


7. No dangerous or explosive materials shall be kept or permitted to be kept in the Leased Premises.


8. The Tenant shall not and shall not permit any cooking in the Leased Premises. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS PARAGRAPH, TENANT SHALL BE PERMITTED TO HAVE AND USE IN THE LEASED PREMISES THE FOLLOWING: MICROWAVE(S), VENDING MACHINE(S), REFRIGERATOR(S), AND/OR WATER DISPENSER(S). Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators (if installed in the Building) for the purpose of delivering food or beverages to the Leased Premises.



9. The Tenant shall not bring in or take out, position, install or move any safe, business machine or other heavy equipment without first obtaining the prior written consent of the Landlord. In giving such consent, the Landlord shall have the right, in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall occur only at times consented to by the Landlord and the persons employed to move the same in and out of the Building must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators (if installed in the Building) except during hours approved by the Landlord. THIS PARAGRAPH SPECIFICALLY EXCLUDES ANY AND ALL NORMAL OFFICE EQUIPMENT.


10. The Tenant shall give the Landlord prompt notice of any accident to or any defect in the plumbing, heating, air-conditioning, ventilating, mechanical or electrical apparatus or any other part of the Building.


                                 E-1

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

11. The parking of automobiles shall be subject to the charges and reasonable regulations of the Landlord. The Landlord shall not be responsible for damage to or theft of any car, its accessories or contents whether the same be the result of negligence or otherwise.

12. The Tenant shall not mark, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Leased Premises and the Building.

                                 E-2

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

13. Except with the prior written consent of the Landlord, no tenant shall use or engage any person or persons other than the janitor or janitorial contractor of the Landlord for the purpose of any cleaning of the Leased Premises.

14. If the Tenant desires any electrical or communications wiring, the Landlord reserves the right to direct qualified persons as to where and how the wires are to be introduced, and without such directions no borings or cutting for wires shall take place. No other wires or pipes of any kind shall be introduced without the prior consent of the Landlord.

15. The Tenant shall not place or cause to be placed any additional locks upon doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Additional keys may be obtained from the Landlord at the cost of the Tenant.

16. The Tenant shall be entitled to have its name shown upon the directory board of the building and at one of the entrance doors to the Leased Premises, all at the Tenant's expense, but the Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board for the Tenant.


17.


18. The Tenant shall not conduct, and shall not permit any, canvassing in the Building.

19. The Tenant shall take care of the rugs and drapes (if any) in the Leased Premises and shall arrange for the carrying-out of regular spot cleaning and shampooing of carpets and dry cleaning of drapes in a manner acceptable to the Landlord.

20. The Tenant shall permit the periodic closing of lanes, driveways and passages for the purposes of preserving the Landlord's rights over such lanes, driveways and passages.

21. The Tenant shall not place or permit to be placed any sign, advertisement, notice or other display on any part of the exterior of the Leased Premises or elsewhere if such sign, advertisement, notice or other display is visible from outside the Leased Premises without the prior written consent of the Landlord which may be arbitrarily withheld. The Tenant, upon request of the Landlord, shall immediately remove any sign, advertisement, notice or other display which the Tenant has placed or permitted to be placed which, in the opinion of the Landlord, is objectionable, and if the Tenant shall fail to do so, the Landlord may removed the same at the expense of the Tenant. SEE SCHEDULE "H".


22. The Landlord shall have the right to make such other and further reasonable rules and regulations and to alter the same as in its judgement from time to time be needful for the safety, care, cleanliness and appearance of the Leased Premises and the Building and for the preservation of good order therein, and the same shall be kept and observed by the tenants, their employees and servants. The Landlord also has the right to SUSPEND or cancel any or all of these rules and regulations herein set out.


                                 E-3

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                          SCHEDULE "F"

                     LEASEHOLD IMPROVEMENTS

LEASEHOLD
IMPROVEMENTS

         1. For the purposes of this Lease, the Term "Leasehold Improvements" includes, without limitation, all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant, or any previous occupant of the Leased Premises in the Leased Premises and by or on behalf of other tenants in other premises in the Building (including the Landlord if an occupant of the Building), including all partitions, doors and hardware however affixed, and whether or not movable, all mechanical, electrical and utility installations and all carpeting and drapes with the exception only of furniture and equipment not of the nature of fixtures.

INSTALLATION OF
IMPROVEMENTS &
FIXTURES

         2. The Landlord shall include in the Leased Premises the "Landlord's Work" (as hereinafter defined. The Tenant shall not make, erect, install or alter any Leasehold Improvements in the Leased Premises without having requested and obtained the Landlord's prior written approval. The Landlord's approval shall not, if given, under any circumstances, be construed as a consent to the Landlord having its estate charges with the cost of work. The Landlord shall not unreasonably withhold its approval to any such request, but failure to comply with Landlord's reasonable requirements from time to time for the Building shall be considered sufficient reason for refusal. In making, erecting, installing or altering any Leasehold Improvements the Tenant shall not, without the prior written approval of the Landlord, alter or interfere with any; installations which have been made by the Landlord or others and in no event shall alter or interfere with window coverings (if any) or other light control devices (if any) installed in the Building. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. If the Tenant requires from the Landlord drawings or specifications of the Building in connection with Leasehold Improvements, the Tenant shall pay the cost thereof to the Landlord on demand. Any reasonable costs and expenses incurred by the Landlord in connection with the Tenant's Leasehold Improvements shall be paid by the Tenant to the Landlord on demand. All work to be performed in the Leased Premises shall be performed by competent contractors and subcontractors of whom the Landlord shall have approved in writing prior to commencement of any work, such approval not to be unreasonably withheld (except that the Landlord may require that the Landlord's contractors and subcontractors be engaged for any mechanical or electrical work) and by workmen who have labor union affiliations that are compatible with these affiliations (if any) or workmen employed by the Landlord and its contractors and subcontractors. All such work including the delivery, storage and removal of materials shall be subject to reasonable supervision of the Landlord, shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord including, without limitation, payment on demand of a reasonable fee of the Landlord for such supervision, and shall be completed in good and workmanlike manner in accordance with the description of the work approved by the Landlord and in accordance with all laws, regulations and by-laws of all regulatory authorities. Copies of required building permits or authorizations shall be obtained by the Tenant at its expense and copies shall be provided to the Landlord. No locks shall be installed on the entrance doors or in any doors in the Leased Premises that are not keyed to the Building master key system.

                                 F-1

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

LIENS &
ENCUMBRANCES ON
IMPROVEMENTS &
FIXTURES

         3. In connection with the making, erection, installation or alteration of Improvements and all other work or installations made by or for the Tenant in the Leased Premises, the Tenant shall comply with all the provisions of the mechanics' lien and other similar statutes from time to time applicable thereto (including any provision requiring or enabling the retention by way of holdback of portions of any sums payable) and, except as to any such holdback, shall promptly pay all accounts relating thereto. The Tenant will not create any mortgage, conventional sale agreement or the encumbrance in respect of its Leasehold Improvements or, without the written consent of the Landlord, with respect to its trade fixtures nor shall the Tenant take any action as a consequence of which any such mortgage, conditional sale agreement or other encumbrance would attach to the Property or any part thereof. If and whenever any mechanics' or other lien for work, labor, services or materials supplied to or for the Tenant or for the cost of which the





                                 F-2

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

Tenant may be in any way liable or claims therefore shall arise or be filed or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Tenant shall within twenty (20) days after submission by the Landlord of notice thereof procure the discharge thereof, including any certification of action registered in respect of any lien, by payment of giving security or in such other manner as may be required or permitted by law, and failing which the Landlord may avail itself of any of its remedies hereunder for default to the Tenant and may make any payments or take steps or proceedings required to procure the discharge of any such liens.




                                 F-3

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                                SCHEDULE "G"

                                 BASIC RENT

          MONTHS                 RATE/S.F.                 AMOUNT
         -------                 ---------              -----------
         01 - 12                   $1.30                 $7,647.90

         13 - 24                   $1.35                 $7,942.05

         25 - 36                   $1.40                 $8,236.20








                                 G-1

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant

                              SCHEDULE "H"

                     SPECIAL CONSIDERATIONS TO LEASE

1. ADA Compliance. Should there be any ADA compliance issues to be dealt with, Landlord will agree to contribute a maximum of $4,000 toward the demands.

2. Signage: Landlord shall grant the Tenant building top signage on MacArthur side of building to replace the current "World Class Network" sign. Tenant will agree to pay all costs associated with the dismantling of the existing signs. Tenant shall be allowed to install their signage based on prior approval from the City of Irvine and approval of the sign design by Landlord. All costs associated with the signage on the building will be entirely borne by the Tenant. This would include installation, maintenance, all ongoing electricity costs and cost to dismantle sign upon expiration of lease agreement.








                                      H-1

Standard Lease Form                                            INITIALS
Form FSGLI (894)                                         ---------------------
                                                         Landlord       Tenant